Exhibit 10.260

STATE OF GEORGIA

COUNTY OF FULTON

G U A R A N T Y

WHEREAS, Adcare Health Systems, Inc., hereinafter called “Guarantor,” has an interest in the financial affairs of SUMTER VALLEY PROPERTY HOLDINGS, LLC AND GEORGETOWN HC&R PROPERTY HOLDINGS, LLC, hereinafter collectively called “Borrower”;

WHEREAS, METRO CITY BANK, hereinafter called “Lender,” proposes to make certain financial accommodations to the Borrower; and

WHEREAS, such financial accommodations will benefit Guarantor and Guarantor desires to induce Lender to make its financial accommodations to the Borrower.

NOW, THEREFORE, to induce Lender to make certain financial accommodations to the Borrower, including, without limitation, the lending of funds to the Borrower pursuant to that certain Promissory Note dated of even date herewith, made by the Borrower payable to the order of Lender, in the original principal amount of SIX MILLION NINE HUNDRED FIFTY THOUSAND AND 00/100 DOLLARS ($6,950,000.00), hereinafter called the “Note”, and in consideration of such financial accommodations and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by Guarantor, Guarantor unconditionally guarantees the full, prompt and complete payment when due, whether by declaration or otherwise, and at all times hereafter, of all obligations and indebtedness now or hereafter owing by the Borrower to Lender as evidenced by the Note and by any document executed or delivered in connection with the transaction resulting in the indebtedness evidenced by the Note, together with any and all renewal or renewals, extension or extensions, modification or modifications thereof, and substitution or substitutions therefor, either in whole or in part (all such obligations and indebtedness being hereinafter collectively called the “Liabilities”).  Guarantor agrees that, if the Liabilities are not paid by the Borrower when due, Guarantor will immediately do so.  Guarantor further agrees to pay all expenses (including attorneys’ fees) paid or incurred in endeavoring to enforce this Guaranty and the payment of the Liabilities.

Guarantor waives presentment, demand, dishonor, notice of dishonor, protest, and all other notices whatsoever, including, without limitation, notices of acceptance hereof, of all contracts and commitments, of the existence or creation of any of the Liabilities, or the amounts and terms thereof, and all defaults, disputes or controversies with the Borrower, and of the settlement, compromise or adjustment thereof.  Guarantor agrees that Lender shall have full authority, without obtaining the consent of, giving notice to, or affecting the liability of Guarantor, to make changes of terms, to withdraw or extend credit or time to pay, to release the whole or any part of any indebtedness, to settle or compound differences for less than the full amount owing, to accept or release security, to accept, compromise or release the primary or secondary liability of any person or persons with respect to any of the Liabilities, to accept Note, trade acceptances or any other form of obligation for the Liabilities, to make arrangements or settlements in or out of court in the case of receivership, liquidation, readjustment, bankruptcy, reorganization, arrangement or an assignment for the benefit of creditors and to do anything, whether or not herein specified, which may be done or waived by or between Lender and the Borrower.  The making of such arrangements, settlements, compromises, adjustments, releases, and extensions of time shall not diminish, discharge, modify, reduce, extinguish or otherwise affect the liability of Guarantor hereunder for the full amount of the Liabilities.  Guarantor further agrees that no act or omission on the part of Lender shall in any way affect, impede or impair this Guaranty.

This Guaranty shall be enforceable without Lender having to proceed first against the Borrower (the right to require Lender to take action against the Borrower as required by O.C.G.A. §10-7-24 being hereby expressly waived) or against any security for the payment of the Liabilities, and shall be effective regardless of the solvency or insolvency of the Borrower, any reorganization, merger or consolidation of the Borrower, or any change in the composition, nature, personnel or location of the Borrower.

This Guaranty shall be binding upon and enforceable against the Guarantor and upon the legal representatives, successors and assigns of the Guarantor.  The liability of the Guarantor and the legal representatives, successors and assigns of the Guarantor hereunder is joint and several, primary and unconditional, and shall not be subject to any claim of offset, counterclaim or defense of the Borrower.

This Guaranty shall be irrevocable, absolute and unconditional and shall remain in full force and effect as to Guarantor until such time as all of the Liabilities shall have been paid and satisfied in full.  No delay or failure on the part of the Lender in the exercise of any right or remedy shall operate as a waiver thereof, and no single or partial exercise by Lender of any right or remedy shall preclude other or further exercise thereof or the exercise of any other right or remedy.

This Guaranty shall remain in full force and effect, and Guarantor shall continue to be liable for the payment of the Liabilities in accordance with the original terms of the documents and instruments evidencing and securing the same, notwithstanding the commencement of any bankruptcy, reorganization or other debtor relief proceeding by or against the Borrower, and notwithstanding any modification or amendment of any document or instrument evidencing or securing any of the Liabilities, any stay of the exercise by Lender of any of its rights and remedies against the Borrower with respect to any of the Liabilities, or any cure of any default by the Borrower under any document or instrument evidencing or securing any of the Liabilities, which may be effected in connection with any such proceeding, whether permanent or temporary, and notwithstanding any assent thereto by Lender.

Lender may, without notice of any kind, sell, assign or transfer all or any of the Liabilities, and in such event each and every immediate and successive assignee, transferee or holder of all or any of the Liabilities shall have the right to enforce this Guaranty, by suit or otherwise, for the benefit of such assignee, transferee or holder, as fully as if such person were herein by name specifically given such rights, powers and benefits, but Lender shall have an unimpaired right to enforce this Guaranty for its benefit as to so much of the Liabilities as Lender has not sold, assigned, or transferred.

The records of Lender showing the account between Lender and the Borrower shall be admissible in evidence in any action or proceeding hereon as prima facie proof of the items therein set forth.

This Guaranty shall be governed by, construed under and interpreted and enforced in accordance with the laws of the State of Georgia.

Guarantor hereby submits to personal jurisdiction in the State of Georgia for the enforcement of this Guaranty and waives any and all personal rights under the laws of any other state or the United States to object to jurisdiction within the State of Georgia for the purposes of litigation to enforce this Guaranty.  In the event that such litigation is commenced, Guarantor agrees that service of process may be made, and personal jurisdiction over Guarantor obtained, by the serving of a copy of the summons and complaint upon Guarantor at the following address:

1145 Hembree Road

Roswell, Georgia 30076

Nothing contained herein shall prevent Lender from bringing any action or exercising any rights against any security given to Lender by the Borrower or Guarantor, or against Guarantor personally, or against any property of Guarantor, within any other state.  Commencement of any such action or proceeding in any other state shall not constitute a waiver of the agreement that the laws of the State of Georgia shall govern the rights and obligations of Guarantor and Lender hereunder or of the submission made by Guarantor to personal jurisdiction within the State of Georgia.  The aforesaid means of obtaining personal jurisdiction and perfecting service of process are not intended to be exclusive but are cumulative and in addition to all other means of obtaining personal jurisdiction and perfecting service of process now or hereafter provided by the laws of the State of Georgia.

Guarantor warrants and represents to Lender that any financial statements heretofore delivered by Guarantor to Lender were true and correct in all respects as of the date delivered to Lender, and that there has been no material adverse change in the financial condition of Guarantor since the date of such statement.

Guarantor hereby represents and covenants that (a) this Guaranty constitutes a valid and legally binding obligation of Guarantor and does not violate, conflict with, or constitute any default under any law, government regulation, decree, judgment or any other agreement or instrument binding upon such Guarantor, and (b) Guarantor has full power and authority to incur the obligations provided for herein.

Guarantor agrees that Guarantor shall have no right to recover against the Borrower by way of subrogation to the rights of Lender on account of any payment by Guarantor to Lender hereunder until all of the Liabilities have been paid and satisfied in full, and Guarantor hereby waives, releases and relinquishes any such rights of subrogation to such extent.

In the event that any provision hereof is deemed to be invalid by reason of the operation of any law or by reason of the interpretation placed thereon by any court, this Guaranty shall be construed as not containing such provision, and the invalidity of such provision shall not affect other provisions hereof which are otherwise lawful and valid and shall remain in full force and effect.

This Guaranty has been negotiated, and is being executed and delivered in the State of Georgia, or if executed elsewhere, shall become effective upon Lender’s receipt and acceptance of the executed original of this Guaranty in the State of Georgia; provided, however, that Lender shall have no obligation to give, nor shall Guarantor be entitled to receive, any notice of such acceptance for this Guaranty to become a binding obligation of Guarantor.

(Signature page for Adcare guaranty)

IN WITNESS WHEREOF, Guarantor has caused this Guaranty to be executed under seal and Guarantor has delivered this Guaranty to Lender, all as of the 31st day of December, 2012.

GUARANTOR:

ADCARE HEALTH SYSTEMS, INC.

/s/ [Illegible]	By:	/s/ Boyd P. Gentry
WITNESS		Boyd P. Gentry, Chief
Executive Officer

(Corporate Seal)